Exhibit 10.23

                                  NOTE PAYABLE

Amount: $_______                                Date: __________________

      The undersigned ("Maker", whether one or more) promises to pay to the order of _________________________ ("Lender" whether one or more), the _______________________ ($________) as follows:

      o Note is due on ____________ together with interest at __ per annum, on a 365 day year basis. In consideration for the loan, the Maker grants the Lender ________ warrants at an exercise price of $_____ per share. In addition, an additional ______________ warrants are to be issued on the due date at an exercise price of $________ per share.

      This Note may not be assigned by Lender without the Maker's consent.

      The unpaid balance shall automatically mature and become immediately payable in the event Maker becomes the subject of bankruptcy or other insolvency proceedings. Lender's receipt of any payment on this Note after the occurrence of an event of default shall not constitute a waiver of the default or the Lender's rights and remedies upon such default.

      Without affecting the liability of any Maker, endorser, surety, or guarantor, Lender may, without notice, accept partial payments, release or impair any collateral security for the payment of this Note or agree not to sue any party liable on it. Without affecting the liability of any endorser, surety or guarantor, Lender may from time to time, without notice, renew or extend the time for payment.

      Maker agrees to pay all costs of collection before and after judgment, including reasonable attorney's fees, and waives presentment, protest, demand and notice of dishonor.

      To the extent not prohibited by law, Maker consents that venue for any legal proceeding relating to collection of this Note shall be, at Lender's option, the county in which Lender resides in this state, the county in which any Maker resides or the county in which this Note was executed.

      At the Lender's option, on or before the due date, this Note plus accrued interest maybe converted to Alfacell Corporation common stock at the conversion rate of $________ per share plus equal number of _________ warrants at an exercise price of $_______ per share. The warrants issued as a result of the conversion are in addition to the warrants issued above.

      Dated this _____day of _________

                                        "Maker"
                                        Alfacell Corporation

                                        By: ____________________________


                                        "Lender"

                                        ________________________________


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

                               Warrant Certificate

      WARRANT TO PURCHASE ____________ SHARES OF COMMON STOCK VOID AFTER 5:00 p.m. NEW JERSEY TIME, ON _____________. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE BEEN AND WILL BE ISSUED IN TRANSACTIONS WHICH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE LAW, OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

NO.____                                                             _____ SHARES

                              ALFACELL CORPORATION

            This certifies that, for value received, __________________________, the registered holder hereof or assigns (the "Warrantholder") is entitled to purchase from Alfacell Corporation, a Delaware corporation (the "Company"), at any time on and after _____________, and before 5:00 p.m., New Jersey time, on ______________ (the "Termination Date"), at the purchase price of ________ per share (the "Exercise Price"), the number of shares of Common Stock, par value $.001 per share, of the Company set forth above (the "Warrant Stock"). The number of shares of Warrant Stock, the Termination Date and the Exercise Price per share of this Warrant shall be subject to adjustment from time to time as set forth below.

SECTION I. TRANSFER OR EXCHANGE OF WARRANT.

      The Company shall be entitled to treat the Warrantholder as the owner in fact hereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in this Warrant on the part of any other person. This Warrant shall be transferable only on the books of the Company, maintained at its principal office upon delivery of this Warrant Certificate duly endorsed by the Warrantholder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Certificates to the persons entitled thereto.


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

SECTION II. TERM OF WARRANT; EXERCISE OF WARRANTS.

      A. Termination. The Company may, in its sole discretion, extend the Termination Date with respect to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "Termination Date" shall be deemed to include any such extensions.

      B. Exercise. This Warrant shall be exercised by surrender to the Company, at its principal office, of this Warrant Certificate, together with the Purchase Form attached hereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Warrant Stock in respect of which this Warrant is then exercised. Payment of the aggregate Exercise Price shall be made in cash or by certified or official bank check.

      C. Warrant Certificate. Subject to Section III hereof, upon such surrender of this Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered to or upon the written order of the Warrantholder a certificate or certificates for the number of full shares of Warrant Stock so purchased upon the exercise of such Warrant, together with cash, as provided in Section VI hereof, in respect of any fractional shares of Warrant Stock otherwise issuable upon such surrender. Such certificate or certificates representing the Warrant Stock shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Warrant Stock as of the date of receipt by the Company of this Warrant Certificate and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of this Warrant Certificate and payment of the Exercise Price, the transfer books for the Warrant Stock or other class of stock purchasable upon the exercise of this Warrant shall be closed, the certificate or certificates for the shares of Warrant Stock in respect of which this Warrant is then exercised shall be deemed issuable as of the date on which such books shall next be opened (whether before or after the Termination Date) and until such date the Company shall be under no duty to deliver any certificate for such shares of Warrant Stock; provided further, however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by this Warrant shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part, and, in the event that this Warrant is exercised in respect of fewer than all of the shares of Warrant Stock purchasable on such exercise at any time prior to the Termination Date, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued, and the Company shall deliver the new Warrant Certificate or Certificates pursuant to the provisions of this Section.


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

SECTION III. PAYMENT OF TAXES.

      The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of the shares of Warrant Stock upon the exercise of this Warrant; provided, however, that the Warrantholder shall pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of Warrant Certificates or the certificates for the shares of Warrant Stock in a name other than that of the Warrantholder in respect of which this Warrant or shares of Warrant Stock are issued.

SECTION IV. MUTILATED OR MISSING WARRANT CERTIFICATES.

      In case this Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver, in exchange and substitution for and upon cancellation of this certificate if mutilated, or in lieu of and in substitution for this certificate if lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of this Warrant Certificate and indemnity, if requested, also satisfactory to the Company.

SECTION V. RESERVATION OF SHARES OF WARRANT STOCK.

      There has been reserved, and the Company shall at all times keep reserved so long as this Warrant remains outstanding, out of its authorized Common Stock a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by this Warrant. The transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of this Warrant will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose.


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

SECTION VI. FRACTIONAL SHARES.

      No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the current market price of such fractional share. "Market Price", as of any date means, (i) the last reported sale price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation National Market System, ("NASDAQ-NMS"), (ii) the closing bid price for the shares of Common Stock as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") if the shares are not traded on NASDAQ-NMS, (iii) the average of the closing bid and closing asked prices of the Common Stock as reported by the National Quotations Bureau if the shares are not traded on NASDAQ; (iv) the last reported sale price, if the shares of Common Stock are listed on a national securities exchange or (v) if market value cannot be calculated as of such date on any of the foregoing basis, the fair market price determined by the Board of Directors of the Company, acting with reasonable business judgment.

SECTION VII. EXERCISE PRICE; ANTI-DILUTION PROVISIONS.

      A. Exercise Price. The shares of Warrant Stock shall be purchasable upon the exercise of this Warrant, at a price of _______ per share. The Company may, in its sole discretion, reduce the Exercise Price applicable to the exercise of this Warrant upon notice to the Warrantholder. As used herein, "Exercise Price" shall be deemed to include any such reduction.

      If the Company shall at any time issue Common Stock by way of dividend or other distribution on any stock of the Company or effect a stock split or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be proportionately decreased in the case of such issuance (on the day following the date fixed for determining stockholders entitled to receive such dividend or other distribution or such stock split) or increased in the case of such reverse stock split (on the date that such reverse stock split shall become effective), by multiplying the Exercise Price in effect immediately prior to the stock dividend or other distribution, stock split or reverse stock split by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately prior to such stock dividend or other distribution, stock split or reverse stock split, and the denominator of which is the number of shares of Common Stock outstanding immediately after such stock dividend or other distribution, stock split or reverse stock split.

      B. No Impairment. The Company (a) will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.


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

      C. Number of Shares Adjusted. Upon any adjustment of the Exercise Price pursuant to this Warrant, the Warrantholder shall thereafter (until another such adjustment) be entitled to purchase upon the exercise of this Warrant, at the new Exercise Price, the number of shares, calculated to the nearest full share, obtained by multiplying the number of shares of Warrant Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the new Exercise Price.

SECTION VIII. RECLASSIFICATION, REORGANIZATION OR MERGER.

      In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company (other than a change in par value or as a result of an issuance of Common Stock by way of dividend or other distribution or of a stock split or reverse stock split) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Warrantholder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property the Warrantholder would have been entitled to receive if the Warrantholder had exercised this Warrant immediately prior to such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales and conveyances.

SECTION IX. REGISTRATION RIGHTS.

      A. The Warrantholder shall have the registration rights with respect to the resale of the Warrant Stock as set forth in Section 7 of the Purchase Agreement by and between the Company and the Warrantholder of even date herewith.


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

SECTION X. NOTICES TO WARRANTHOLDERS.

      So long as this Warrant shall be outstanding and unexercised (a) if the Company shall pay any dividend or make any distribution upon the Common Stock or
(b) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights or (c) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the assets of the Company to another corporation, or the voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Warrantholder, at least ten days prior to the date specified in (i) or (ii) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (i) a record is to be taken for the purpose of such dividend or distribution, or (ii) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

SECTION XI. NOTICES.

      Any notice pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, return receipt requested, (a) if to the Company, to it at 225 Belleville Avenue, Bloomfield, New Jersey 07003, Attention: Chief Executive Officer and (b) if to the Warrantholder to the Warrantholder at the address set forth on the signature page hereto. Each party hereto may from time to time change the address to which such party's notices are to be delivered or mailed hereunder by notice in accordance herewith to the other party.

SECTION XII. SUCCESSORS.

      All the covenants and provisions of this Warrant by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and assigns hereunder.

SECTION XIII. APPLICABLE LAW.

      This Warrant shall be deemed to be a contract made under the laws of the State of Delaware applicable to agreements made and to be performed entirely in Delaware and for all purposes shall be construed in accordance with the internal laws of Delaware without giving effect to the conflicts of laws principles thereof.


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

SECTION XIV. BENEFITS OF THIS WARRANT.

      Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

IN WITNESS WHEREOF, the parties hereto have executed this Warrant Certificate or caused this Warrant Certificate to be duly executed as of the day and year first above written.

ALFACELL CORPORATION

By: ___________________________
Name:
Title:


WARRANTHOLDER

_______________________________
Name:

Address:

_______________________________

_______________________________


_______________________________
Social Security or
Taxpayer Identification Number

                                  PURCHASE FORM

            The undersigned hereby irrevocably elects to exercise the Warrant represented by this Warrant Certificate to the extent of _____ shares of Common Stock, par value $.001 per share, of Alfacell Corporation, and hereby makes payment of $_______ in payment of the actual exercise price thereof.

Name: __________________________________________________________________________
                      (Please type or print in block letters)

Address:________________________________________________________________________
                    (Address for delivery of Stock Certificate)

Social Security or
Taxpayer Identification Number:_________________________________________________

Signature:______________________________________________________________________


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

                                 ASSIGNMENT FORM

FOR VALUED RECEIVED, _____________________________ hereby sells, assigns and transfers unto ______________________________________
(Please type or print in block letters)

Address__________________________________________________________ the right to purchase Common Stock, par value $.001 per share, of Alfacell Corporation, represented by this Warrant Certificate to the extent of __________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ______________________, to transfer the same on the books of the Company with full power of substitution in the premises.


___________________________
        Signature

Dated:_________________


                                        Notice: The signature of this assignment must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

SIGNATURE GUARANTEED:

___________________________


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

                                    SCHEDULE

This note and warrant was entered into with the following terms:

                                                                                          Warrants Issued
                                                                        -------------------------------------------------
Loan Date        Due Date      Principal    Interest  Conv Price          #        Vesting Date       Term     Exer Price
---------        --------      ---------    --------  ----------          -        ------------       ----     ----------
11/13/2001        1/2/2004     $100,000       8.5%       $0.40           50,000     11/13/2001       5 years      $0.60

1/15/2003        7/15/2004     $100,000       8.0%       $0.50

3/14/2003        9/14/2004     $100,000       8.0%       $0.35          100,000      3/14/2003       5 years      $0.60

5/12/2003       11/12/2004     $100,000       8.0%       $0.50


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